EXHIBIT 4.1


                        SECOND SUPPLEMENTAL INDENTURE TO
                   SENIOR INDENTURE AND SUBORDINATED INDENTURE


          THIS SECOND SUPPLEMENTAL INDENTURE (the "Second Supplemental Indenture"), dated as of April 21, 2005, is entered into by and between Occidental Petroleum Corporation, a Delaware corporation (the "Company"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), under the Indenture dated as of April 1, 1998 (the "Senior Indenture") and the Indenture dated as of January 20, 1999 (the "Subordinated Indenture" and, together with the Senior Indenture, the "Indentures"). Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such term in the applicable Indenture.

                                    RECITALS

          WHEREAS, pursuant to Section 901 of the Senior Indenture, the Company, when authorized by the Board of Directors of the Company (the "Board"), and the Trustee may enter into a supplemental indenture to the Senior Indenture to provide for the establishment of the form and terms of Securities of any series as permitted by Sections 201 and 301 of the Senior Indenture;

          WHEREAS, pursuant to resolutions adopted by the Board on December 13, 2001, the Company has been authorized to issue up to $1,500,000,000 aggregate principal amount of Securities, and the Company desires by this Second Supplemental Indenture to create a series of senior debt securities under the Senior Indenture to be known as "Medium-Term Senior Notes, Series D" (the "Senior Notes");

          WHEREAS, in accordance with Sections 201 and 301 of the Indentures, the Company established a series of subordinated debt securities entitled "Medium-Term Subordinated Notes, Series A" (the "Subordinated Notes"), pursuant to an Officers' Certificate dated as of June 30, 1999, as amended by the First Supplemental Indenture to Senior Indenture and Subordinated Indenture dated as of March 6, 2002 (the "First Supplemental Indenture");

          WHEREAS, pursuant to the terms of the Subordinated Indenture, the Subordinated Indenture includes the terms of the Subordinated Notes (as set forth in the First Supplemental Indenture);

          WHEREAS, the Company desires to amend the Subordinated Indenture solely with respect to the terms of the Subordinated Notes;

          WHEREAS, pursuant to Section 901 of the Indenture, the Company, when authorized by the Board, and the Trustee may amend or supplement the Subordinated Indenture without the consent of the Holders of the Outstanding Securities;

          WHEREAS, as of the date hereof, the Company has not issued any of the Subordinated Notes;

          WHEREAS, pursuant to resolutions adopted by the Board on December 13, 2001, the Company is authorized to enter into this Second Supplemental Indenture; and

          WHEREAS, all conditions precedent to amend or supplement the
Indentures have been met.
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          NOW, THEREFORE, in consideration of the foregoing, the Company and the
Trustee agree as follows:

                                    ARTICLE I

          Section 1.01. Nature of Supplemental Indenture. This Second Supplemental Indenture (1) establishes the form and terms of a new series of Securities pursuant to Sections 201, 301 and 901 of the Senior Indenture and (2) amends the Subordinated Indenture solely with respect to the terms of the Subordinated Notes (as set forth in the First Supplemental Indenture). This Second Supplemental Indenture shall form a part of, and shall be construed in connection with and as part of, the applicable Indenture for any and all purposes. Notwithstanding the foregoing, this Second Supplemental Indenture shall not modify, amend or otherwise affect the applicable Indentures insofar as it relates to any other series of Securities or affect in any manner the terms and conditions of the Securities of any other series, including, without limitation, the terms of the Medium-Term Senior Notes, Series C, as set forth in the First Supplemental Indenture.

          Section 1.02. Establishment of Senior Notes; Amendment to Subordinated Notes. With respect to the Senior Indenture, the following shall set forth the form and terms of the Senior Notes and, with respect to the Subordinated Indenture, the following shall amend and restate the First Supplemental Indenture solely with respect to the form and terms of the Medium-Term Subordinated Notes, Series A:

                    (i) Title. The title of the series of the senior debt securities is the "Medium-Term Senior Notes, Series D" (the "Senior Notes") and the title of the series of the subordinated debt securities is the "Medium-Term Subordinated Notes, Series A" (the "Subordinated Notes" and, together with the Senior Notes, the "Notes").

                    (ii) Aggregate Principal Amount. Subject to being increased or decreased, but not below the aggregate principal amount previously issued, by the Company pursuant to a subsequent supplemental indenture delivered to the Trustee pursuant to Section 301 of each of the Indentures, the aggregate initial public offering price of the Notes which may be authenticated and delivered pursuant to the Indentures (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906 and 1107 of either Indenture and except for any Notes which, pursuant to Section 303 of either Indenture, are deemed never to have been authenticated and delivered under the applicable Indenture) is $1,500,000,000. Such aggregate initial public offering price of the Notes may be Senior Notes authenticated and delivered pursuant to the Senior Indenture or Subordinated Notes issued pursuant to the Subordinated Indenture, or any combination thereof.

                    (iii) Persons Designated to Establish Specific Terms. The principal amount, any interest rate (or manner in which interest is to be determined), any Interest Payment Dates, any Regular Record Dates, original issue date, the Stated Maturity, any Redemption Date or Dates (and if on any such Redemption Date a premium is to be paid by the Company, the amount of such premium) and any other relevant terms of any Note (including any terms related to repurchase of the Notes by the Company at the option of the Holders, if any) will be determined by any one of the following persons: J. R. Havert, Ronald
          K. Takeuchi, Christel Pauli, S. P. Parise, Linda S. Peterson or any other person later designated pursuant to an


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          Officers' Certificate delivered to the Trustee (the "Designated
          Persons") and such terms will be set forth in the applicable Note.

                    (iv) Registered Securities in Definitive or Book-Entry Form; Global Note; Depositary. Each Note is issuable only as a Registered Security, without coupons, in definitive form (a "Definitive Note") or in book-entry form, as determined in each case by any one of the Designated Persons. Upon issuance, all Notes in book-entry form having the same original issue date, Stated Maturity and otherwise having identical terms and provisions will be represented by a single Definitive Note in global form (each, a "Global Note"); provided, however, that if by reason of the foregoing a single Global Note would exceed $500,000,000 in principal amount, one Global Note will be issued to represent each $500,000,000 of principal amount and an additional Global Note will be issued to represent any remaining principal amount. The initial Depositary with respect to any Global Note will be The Depository Trust Company. So long as the Depositary for a Global Note, or its nominee, is the registered owner of a Global Note, the Depositary or its nominee, as the case may be, will be considered the sole owner or Holder of the Notes in book-entry form represented by such Global Note or Notes for all purposes under the applicable Indenture. Notes issued in book-entry form will not be exchangeable for Definitive Notes except that, if the Depositary with respect to any Global Note or Notes is at any time unwilling or unable to continue as Depositary for such series of Notes and a successor Depositary is not appointed by the Company within 60 calendar days, the Company will issue Definitive Notes in certificated form of like tenor and of an equal aggregate principal amount, in denominations of $1,000 and integral multiples of $1,000, in exchange for the Notes issued in book-entry form represented by any such Global Note or Notes. In addition, the Company may at any time and in its sole discretion determine not to have a series of Notes represented by a Global Note or Notes, and, in such event, or if an Event of Default with respect to such series of Notes shall have occurred and shall be continuing, will issue Definitive Notes in exchange for the Notes issued in book-entry form represented by such Global Note or Notes in accordance with the provisions of Section 305 of the applicable Indenture.

                    (v) Persons to Whom Interest Payable. Unless otherwise specified in a Note, interest will be payable to the Person in whose name a Note is registered at the close of business (whether or not a Business Day) on the Regular Record Date with respect to such Note; provided, however, that interest payable at Maturity will be payable to the Person to whom principal is payable.

                    (vi) Stated Maturity. The Notes are issuable on different dates and the principal amount of the Notes may be payable on different dates, as shall be set forth in the applicable Note; provided, however, that the Stated Maturity with respect to which the principal of any Note is payable will be no less than nine months from the date of issue stated on the face thereof.

                    (vii) Rates of Interest; Interest Payment Dates; Regular Record Dates; Accrual of Interest.

                              (a) Rates of Interest. Interest-bearing Notes will bear interest at a fixed rate (the "Fixed Rate Notes") or at a variable rate pursuant to the interest rate formula (the "Floating Rate Notes") specified


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                    in the applicable Floating Rate Note. In no event will the rate of interest payable on any Fixed Rate Note or Floating Rate Note be in excess of the maximum rate of interest permitted by applicable law. In addition, if specified in the applicable Note, such Note may pay no interest until Maturity or for a specified period following the date of issue, may pay interest at a rate which is at the time of issuance below market rates or may have other interest payment characteristics as set forth in the applicable Note and described in the Prospectus Supplement (the "Prospectus Supplement") dated April 21, 2005 and filed with the Securities and Exchange Commission in connection with the offering by the Company of up to $1,500,000,000 aggregate initial public offering price of the Notes.

                              (b) Interest Payment Dates. Unless otherwise specified in the applicable Note, interest on Fixed Rate Notes will be payable semiannually in arrears on May 15 and November 15 of each year, commencing with the first Interest Payment Date next succeeding the date of original issue, and at Maturity. Interest on a Floating Rate Note will be payable in arrears on the Interest Payment Dates applicable to such Note and at Maturity. Notwithstanding the foregoing, if the date of original issue of a Note is between a Regular Record Date and the related Interest Payment Date, the first payment of interest on such Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date.

                              Except as provided below or in the applicable
                    Floating Rate Note, interest will be payable, in the case of a Floating Rate Note which resets (1) daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the applicable Floating Rate Note; (2) quarterly, on the third Wednesday of March, June, September and December of each year; (3) semiannually, on the third Wednesday of each of the two months of each year specified in the applicable Floating Rate Note; and (4) annually, on the third Wednesday of the month specified in the applicable Floating Rate Note; and, in each case, at Maturity.

                              Unless otherwise specified in the applicable Fixed
                    Rate Note, interest on a Fixed Rate Note will be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or Maturity of a Fixed Rate Note falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest due on such Interest Payment Date or at Maturity will be made on the next succeeding Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. If any Interest Payment Date for a Floating Rate Note (other than an Interest Payment Date that is a Maturity) falls on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that, in the case of a Note for which LIBOR is an applicable Interest Rate Basis (as defined below), if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is


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                    a Business Day. If the Maturity of a Floating Rate Note
                    falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest shall be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest on the amount so payable shall accrue for the period from and after such Maturity.

                              (c) Regular Record Dates. Unless otherwise specified in the applicable Note, with respect to Fixed Rate Notes, the Regular Record Dates for interest payable on each May 15 and November 15, will be the immediately preceding April 30 and October 31 (whether or not a Business Day), respectively. Unless otherwise specified in a Floating Rate Note, the Regular Record Date or Dates for interest payable on such Floating Rate Note will be the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date or Dates.

                              (d) Accrual of Interest. Unless otherwise specified in a Note, the Notes will bear interest from the date of original issue at the rate per annum, or, in the case of a Floating Rate Note, pursuant to the interest rate formula stated therein until the principal thereof is paid or made available for payment. Each interest payment shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the date of original issue if no interest has been paid or duly provided for with respect to such Note) to, but excluding, the next succeeding Interest Payment Date, or Maturity, as the case may be (an "Interest Accrual Period").

                              (e)       Business Day. For purposes of this
                    Second Supplemental Indenture and the Notes, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to foreign currency Notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the currency specified in such foreign currency Notes (the "Specified Currency") or, if the Specified Currency is euros, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is open for business; provided, further, that, with respect to Notes as to which LIBOR is an applicable Interest Rate Basis, the day is also a London Business Day; and "London Business Day" means a day on which commercial banks are open for business, including dealings in the LIBOR Currency (as defined in the Prospectus Supplement) in London.

                              (f) Principal Financial Center. For the purposes of this Second Supplemental Indenture and the Notes, "Principal Financial Center" means, unless otherwise specified in an applicable Note,

                    (1) the capital city of the country issuing the Specified Currency, or


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                    (2)       the capital city of the country to which the LIBOR
                              Currency relates,

                    except that, in each case, with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney, Toronto, Johannesburg, Zurich, London (solely in the case of the LIBOR Currency) and Melbourne (solely in the case of the Specified Currency).

                    (viii) Place of Payment; Registration of Transfer and Exchange; Notices to Company.

                              (a)       Place of Payment. Payment of the
                    principal of, premium, if any, and interest on the Definitive Notes will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York or at any other office or agency designated by the Company in the Borough of Manhattan, The City of New York, for such purpose; provided, however, that at the option of the Company, payment of interest other than at Maturity may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that a Holder of $1,000,000 or more in aggregate principal amount of Definitive Notes having the same Interest Payment Dates will, at the option of the Company, be entitled to receive interest payments (other than at Maturity) by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. Any wire instructions received by the Trustee shall remain in effect until revoked by the Holder. Payments of principal, premium, if any, and any interest on Notes in book-entry form represented by a Global Note or Notes will be made by the Company through the Trustee to the Depositary or its nominee, as the case may be, as the Holder of the Global Note or Notes representing such Notes in book-entry form.

                              (b) Registration of Exchange and Transfer. Definitive Notes may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office of any transfer agent in the Borough of Manhattan, The City of New York, hereafter designated by the Company for such purpose. Ownership of beneficial interests in Notes in book-entry form represented by a Global Note or Notes will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary, or by participants in the Depositary or persons that may hold interests through such participants. Owners of beneficial interests in Notes in book-entry form represented by a Global Note or Notes will not be considered the owners or Holders of such Notes under the applicable Indenture.

                              (c) Notices to Company. Notices and demands to or upon the Company in respect to the Notes and each of the Indentures may be served at Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024, Attention: Vice President and Treasurer.


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                    (ix)      Optional Redemption. If so provided in the
          applicable Note, such Note may, prior to its Stated Maturity, be subject to redemption, in whole or in part, at the option of the Company on the terms set forth in the applicable Note. Any wire instructions received by the Trustee shall remain in effect until revoked by the Holder.

                    For all purposes of this Second Supplemental Indenture and each of the Indentures, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to that portion of the principal amount of such Notes that has been or is to be redeemed.

                    (x) Sinking Fund. Unless otherwise specified in the applicable Note, the Notes will not be subject to any sinking fund or analogous provision.

                    (xi) Person to Whom Interest is Payable Upon Redemption of Notes. With respect to any Note that is redeemable at the option of the Company prior to its Stated Maturity, installments of interest whose Stated Maturity is prior to the Redemption Date of such Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates specified in such Note, all as provided in the applicable Indenture.

                    (xii)     Purchase of Notes at the Option of the Holder.

                              (a) General. If a purchase date or dates (each, a "Purchase Date") is specified in the applicable Note, on each such Purchase Date so specified, the Company will become obligated to purchase, at the option of the Holder, all or a portion of such Note for which a written notice (a "Purchase Notice") has been delivered by, or on behalf of, the Holder and received by the Trustee at its Corporate Trust Office in the Borough of Manhattan, The City of New York, or at any other Place of Payment in the Borough of Manhattan, The City of New York, designated by the Company for such purpose, at any time from the opening of business on the date that is 60 days prior to such Purchase Date until 5:00 P.M., New York City time, on the date that is 30 days prior to such Purchase Date, subject to certain additional conditions provided below. The delivery to the Trustee of a Purchase Notice shall be irrevocable. If no Purchase Date is indicated with respect to a Note, it will not be repayable at the option of the Holder before its Stated Maturity.

                              Promptly following the last date on which a
                    Purchase Notice with respect to any Purchase Date may be delivered to the Trustee, the Trustee shall notify the Company in writing of the Notes with respect to which the Trustee has received a Purchase Notice and, in the case of any Notes for which a Purchase Notice has been received in part, the principal amount thereof to be purchased.

                              For all purposes of this Second Supplemental
                    Indenture and each of the Indentures, unless the context otherwise requires, all provisions


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                    relating to the purchase by the Company of Notes shall
                    relate, in the case of any Notes purchased or to be purchased by the Company only in part, to that portion of the principal amount of such Notes that has been or is to be so purchased.

                              (b)       Contents of Purchase Notice. Each
                    Purchase Notice shall state (i) the CUSIP number of the Note or Notes to be delivered by the Holder thereof for purchase by the Company; (ii) the portion of the principal amount of Notes to be purchased, which portion, unless specified in the applicable Note, must be an integral multiple of $1,000, provided that any remaining principal amount will be an authorized denomination of the applicable Note; and (iii) that such Notes are to be purchased by the Company pursuant to the applicable provisions of the Notes. In the event of purchase by the Company of a Note in part only, a new Note or Notes of like tenor for the unpurchased portion thereof will be issued in authorized denominations of the applicable
                    Note in the name of the Holder thereof upon the cancellation thereof.

                              (c)       Purchase Price. Unless otherwise
                    specified in the applicable Note, the price payable on any Purchase Date with respect to any applicable Note shall be equal to the applicable purchase price (the "Purchase Price") specified in such Note, together with accrued interest to but not including the Purchase Date; provided, however, that installments of interest whose Stated Maturity is prior to the Purchase Date shall be payable to the Holders of such Notes, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to the provisions of Section 3(xii)(f) of this Second Supplemental Indenture and Section 307 of the applicable Indenture. If a Purchase Notice shall have been given with respect to an applicable Note, from and after the Purchase Date with respect to which such Purchase Notice relates (unless the Company shall default in payment of the Purchase Price and accrued interest), such Note (or portion thereof to be purchased) shall cease to bear interest and all other rights of the Holder (other than the right to receive the Purchase Price upon the delivery of the Note in accordance with Section (3)(xii)(d) below) shall terminate.

                              (d) Payment of Purchase Price. Payment of the Purchase Price, together with accrued interest to the Purchase Date, for a Note for which a Purchase Notice has been delivered is conditioned upon delivery of, in the case of a Definitive Note, such Note (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) to the Trustee at its Corporate Trust Office in the Borough of Manhattan, The City of New York, or at any other Place of Payment in the Borough of Manhattan, The City of New York, designated by the Company for such purpose, at any time (whether prior to, on or after the Purchase Date) after delivery of such Purchase Notice, or, in the case of a Note in book entry form represented by a Global Note or Notes, instructions to that effect from the applicable beneficial owner of the Note to the depositary, forwarded by the depositary to the Trustee. Payment of


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                    the Purchase Price for such Note (or portion thereof to be purchased), together with accrued interest to the Purchase Date, will be made promptly following the later of the Purchase Date or the time of delivery of such Note. If any Note for which a Purchase Notice has been delivered to the Trustee shall not be so paid upon surrender thereof for purchase, the principal shall, until paid, bear interest from the Purchase Date at the rate prescribed therefor in the Note.

                              (e) Deposit of Purchase Price. On or prior to any Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003 of each of the Indentures) an amount of money sufficient to pay the Purchase Price of, and accrued interest on, all the Notes (or portions thereof) which are to be purchased on that date.

                              (f) Limitations on Transfer. The Company shall not be required to (i) issue, register the transfer of or exchange any Note having a Purchase Date specified therein during a period beginning at the opening of business 15 days before the first date any Purchase Notice may be delivered to the Trustee with respect thereto and ending at the close of business on the last date a Purchase Notice may be delivered to the Trustee with respect thereto or (ii) register the transfer of or exchange any Note for which, in whole or part, a Purchase Notice has been delivered to the Trustee, except the portion of any such Note for which the Purchase Notice has not been delivered to the Trustee.

                    (xiii) Denominations. Unless specified in the applicable Note, the Notes are issuable in the denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000.

                    (xiv) Principal and Interest Payable in Dollars. Subject to Section 902(1) of the Indentures, unless otherwise specified in a Note, and then, only with respect to that Note, or by the Company in a subsequent supplemental indenture, payment of the principal of and any interest on the Notes will be payable in Dollars.

                    (xv)      Determination of Interest on Floating Rate Notes.

                              (a) Interest Rates Basis. The Interest Rate Basis or Bases (as stated in the Prospectus Supplement) applicable to a Floating Rate Note may be any of the Interest Rate Bases described in the Prospectus Supplement, or as set forth in such Floating Rate Note. Each Floating Rate Note will specify the Interest Rate Basis or Bases applicable thereto.

                              (b) Calculation of Rate By Reference to Interest Rate Basis or Bases and, as Applicable, Spread, Spread Multiplier and Index Maturity. The interest rate on each Floating Rate Note will be calculated as set forth in the Prospectus Supplement by reference to the specified Interest Rate Basis or Bases plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any (each as defined in the Prospectus Supplement). Each Floating Rate Note will specify the Index


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                    Maturity (as defined in the Prospectus Supplement) and the
                    Spread, if any, and/or Spread Multiplier, if any, applicable thereto.

                              (c) Interest Reset Period; Interest Reset Date. Each Floating Rate Note will specify whether the rate of interest on such Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (each, an "Interest Reset Period"), the date or dates, on which such interest rate will be reset (each, an "Interest Reset Date") and the date or dates, if any, on which the Company has the option to reset such interest rate (each, an "Optional Reset Date"). Unless otherwise specified in a Floating Rate Note, the Interest Reset Dates and any Optional Reset Dates will be as set forth in the Prospectus Supplement.

                              (d)       Interest Determination Date. The
                    interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date or Dates or Optional Reset Date or Dates with respect to such Interest Reset Period will be the rate determined on the applicable "Interest Determination Date." Unless otherwise specified in an applicable Floating Rate Note, the Interest Determination Date shall be as set forth in the Prospectus Supplement.

                              (e) Maximum and Minimum Limits on Interest Rates. Any Floating Rate Note may specify either or both a maximum limit ("Maximum Interest Rate") and a minimum limit ("Minimum Interest Rate") (as defined in the Prospectus Supplement). In addition to any Maximum Interest Rate which may be applicable to any Floating Rate Note pursuant to the above provisions, the interest rate on Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

                              (f) Initial Interest Rate; Interest Rate Thereafter in Effect. The interest rate in effect with respect to a Floating Rate Note on each day that is not an Interest Reset Date, will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such Interest Reset Date, subject in all cases to applicable provisions of law and any maximum or minimum interest rate limitations referred to above; provided, however, that the interest rate in effect with respect to a Floating Rate Note for the period from the date of original issue to the first Interest Reset Date will be the rate specified as such in the applicable Floating Rate Note (the "Initial Interest Rate") and, unless otherwise specified in the applicable Floating Rate Note, the interest rate in effect for the ten calendar days immediately prior to a Floating Rate Note's Stated Maturity will be the interest rate in effect on the tenth calendar day preceding such Stated Maturity. For purposes of this Second Supplemental Indenture, the term "Interest Reset Date" includes any Optional Reset Date (as defined in the Prospectus

                    Supplement) for which the Company resets the interest rate applicable to a Floating Rate Note.

                              (g)       Accrued Interest; Accrued Interest
                    Factor. With respect to each Floating Rate Note, accrued interest is calculated by multiplying its face amount by an accrued interest factor, which shall be computed as set forth in the Prospectus Supplement.

                              (h) Rounding of Percentages. All percentages resulting from any calculation on the Floating Rate Notes (other than percentages used in the calculation of the accrued interest factor and accrued interest) will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward. All dollar amounts used in or resulting from any calculation on Floating Rate Notes will be rounded to the nearest cent, or, in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upwards).

                              (i) Calculation Agent; Calculation Date. Unless otherwise specified in the applicable Floating Rate Note, the Trustee will be the initial "Calculation Agent" with respect to the Floating Rate Notes. Upon the request of the Holder of any Floating Rate Note, the Trustee will provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next Interest Reset Date with respect to such Floating Rate Note. If at any time the Trustee is not the Calculation Agent, the Company will notify the Trustee of each determination of the interest rate applicable to any such Floating Rate Note promptly after such determination is made by any successor Calculation Agent. Unless otherwise specified in the applicable Note, the "Calculation Date," where applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

                              (j)       Calculation of Floating Rates. The
                    calculation of interest rates in effect with respect to a Floating Rate Note shall be as set forth in the Prospectus Supplement.

                    (xvi) Determination of Principal of Indexed Principal Notes. Any payment of principal or interest on an indexed principal note, at Maturity or upon redemption or repurchase by the Company, will be calculated as set forth in the Prospectus Supplement.

                    (xvii)    Discount Notes.

                              (a) Rates of Interest. If specified in the applicable Note, such Note may bear no interest or may bear no interest for a specified period following the date of issue or may bear interest at a rate which is at the time of issuance below market rates (any such Note being referred to as a "Discount Note").

                              (b) Payments at Maturity of Certain Discount Notes. If any Maturity of a Note that bears no interest falls on a day that is not a Business Day, the payment due at Maturity with respect to such Note will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Maturity.

                              (c)       Amount Payable Upon Declaration of
                    Maturity of Discount Security. With respect to any Discount Note that is a Discount Security, that portion of the principal amount of such Discount Note that is payable upon redemption prior to the Stated Maturity thereof or upon declaration of acceleration of the Stated Maturity thereof pursuant to Section 502 of the applicable Indenture will be as provided in the applicable Note.

                    (xviii)   Security Register; Paying Agent. The Security
          Register for the Notes will be initially maintained at the Corporate Trust Office of the Trustee. The Company hereby appoints the Trustee as the initial Paying Agent.

                    (xix) Other Terms. Each Note may also specify therein additional terms governing such Note, including terms that relate to Amortizing Notes, Subsequent Interest Periods, Indexed Principal Notes, Dual Currency Notes, Renewable Notes and Extension of Maturity, each as described in the Prospectus Supplement.

                    (xx) Forms. Unless and until another form is established pursuant to a subsequent supplemental indenture pursuant to Section 201 of each of the Indentures, the Fixed Rate Global Notes, the Floating Rate Global Notes, Fixed Rate Discount Notes and the Zero Coupon Notes will be in substantially the forms set forth in Exhibits A, B, C and D hereto and may have such other terms, additions and changes as any Designated Person delivering the Notes shall, in his or her discretion, approve, such approval to be conclusively evidenced by his or her delivery thereof.

                                   ARTICLE II

          2.01 Ratification. Except as amended hereby, all of the terms of the Indentures shall remain and continue in full force and effect and are hereby approved, ratified and confirmed in all respects.

          2.02 Severability. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          2.03 Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute one and the same instrument.

          2.04 Governing Law. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

          2.05 Trustee. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and not of the Trustee.


                            [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.


                                   OCCIDENTAL PETROLEUM CORPORATION



                                   By:   /s/ J.R. Havert
                                       -----------------------------------------
                                       Name:  J.R. Havert
                                       Title: Vice President and Treasurer


                                   By:   /s/ Ronald K. Takeuchi
                                       -----------------------------------------
                                       Name:  Ronald K. Takeuchi
                                       Title: Assistant Treasurer


                                   THE BANK OF NEW YORK



                                   By:   /s/ Stacey B. Poindexter
                                       -----------------------------------------
                                       Name:  Stacey B. Poindexter
                                       Title: Assistant Vice President

        [Form of Global Fixed Rate Registered Security -- United States]


REGISTERED                                                            REGISTERED

                        OCCIDENTAL PETROLEUM CORPORATION

NO. FXR-               MEDIUM-TERM [SENIOR] [SUBORDINATED]
                               NOTE, SERIES [D] [A]            PRINCIPAL AMOUNT:
                                   (Fixed Rate)                U.S.$
                                                               CUSIP:

     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Issue Price:                                                Original Issue Date:

Interest Rate:                                                  Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

Exchange Rate Agent:

Dual Currency Note:                     [ ]  Yes (see addendum)       [ ]  No

     Optional Payment Currency:
     Designated Exchange Rate:

Indexed Principal Note:                 [ ]  Yes (see addendum)       [ ]  No

Interest Rate Reset:     [ ]  The Interest Rate may not be changed prior to
                              Stated Maturity.

                         [ ] The Interest Rate may be changed prior to Stated Maturity (see addendum).

Optional Reset Dates (if applicable):

Amortizing Note:                        [ ]  Yes                      [ ]  No

     Amortization Schedule:

Optional Redemption:                    [ ]  Yes                      [ ]  No


                                   EXHIBIT A

     Optional Redemption Date(s):

     Initial Redemption Percentage: ___%

     Annual Redemption Percentage Reduction: ___%

Optional Repayment:                     [ ]  Yes                      [ ]  No

     Optional Repayment Date(s):

Optional Extension of Stated Maturity:  [ ]  Yes                      [ ]  No

     Final Maturity:

Renewable Note:                         [ ]  Yes (see addendum)       [ ]  No

Addendum Attached:                      [ ]  Yes                      [ ]  No

                                -----------------


     Dated:  .....................


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee



By: ..............................
         Authorized Signatory

     OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the face amount hereof, or, in the case of an Indexed Principal Note, the face amount hereof, adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith (the "principal amount" or "principal"), in the Specified Currency specified above on the Stated Maturity specified above (unless and to the extent earlier redeemed or repaid prior to such Stated Maturity) and to pay interest on the principal amount then outstanding at the Interest Rate shown above from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ________________ and ___________________, in each year, commencing with the first Interest Payment Date next succeeding the Original Issue Date, at the rate per annum set forth above, until the principal amount hereof is paid or made available for payment; provided, however, that if the Original Issue Date of this Note is between a Regular Record Date (as defined below) and the related Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be (each a "Regular Record Date"), next preceding such Interest Payment Date; provided, however, that interest payable at the Stated Maturity or earlier redemption or repayment of this Note (the "Maturity") shall be payable to the Person to whom principal shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date other than at Maturity (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (l) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), written notice of which shall be given to the Holder of this Note by the Company not less than 10 calendar days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest, if any, on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other place in the Borough of Manhattan, The City of New York, designated by the Company for such purpose, and, if the Specified Currency is U.S. dollars, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, and provided, further that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes having the same Interest Payment Dates, at the option of the Company, such U.S. dollar interest payments will be made by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date. Any wire instructions received by the Trustee shall remain in effect until revoked by the Holder. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to foreign currency Notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency or, if the Specified

Currency is euros, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is open for business.

     For the purposes of this Note, "Principal Financial Center" means:

     (1)  the capital city of the country issuing the Specified Currency, or

     (2)  the capital city of the country to which the LIBOR Currency relates,

     except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney, Toronto, Johannesburg, Zurich, London (solely in the case of the LIBOR Currency) and Melbourne (solely in the case of the Specified Currency), respectively.

     [The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this
Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.]

     If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

     The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described below. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by notifying the participant of the depositary through which its interest is held, or, in the case of certificated notes, the Trustee, at its office in the Borough of Manhattan, The City of New York, or at such other place in the Borough of Manhattan, The City of New York, as the Company may designate, on or before the applicable Regular Record Date, in the case of a payment of interest, and on or before the sixteenth day, whether or not a Business Day, before its Stated Maturity, in the case of principal or premium, of the Holder's election to receive all or a portion of any payment in a Specified Currency. In the case of book-entry notes, the participant must notify the depositary of any election on or before the third Business Day after the Regular Record Date. The depositary or the Trustee, as applicable, will notify the Paying Agent of the election on or before the fifth Business Day after the Regular Record Date. If complete instructions are received by the participant and forwarded to the depositary, and forwarded by the depositary to the Paying Agent, on or before the relevant dates, the beneficial owner of this Note will receive payments in the Specified Currency. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Notwithstanding the foregoing, if an Addendum is attached hereto as specified above, this Note shall be subject to the terms set forth in such Addendum.

     Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

-------------------------

     This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term [Senior] [Subordinated] Notes, Series [D] [A] (the "Notes"). The Indenture does not limit the aggregate principal amount of the Notes or the Securities.

     The Company issued this Note pursuant to an Indenture, dated as of [April l, 1998] [January 20, 1999] (herein called the "Indenture" which term, for the purpose of this Note, shall include [the Second Supplemental Indenture dated April 21, 2005] [the Officers' Certificate dated June 30, 1999, delivered pursuant to Sections 201 and 301 of the Indenture, the First Supplemental Indenture dated March 6, 2002, and the Second Supplemental Indenture dated April 21, 2005]), between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by The Bank of New York, as exchange rate agent for the Notes (the "Exchange Rate Agent") pursuant to the Exchange Rate Agency Agreement, dated as of April 21, 2005, between the Company and the Exchange Rate Agent.

     The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 (if the Specified Currency is U.S. Dollars) and any amount in excess thereof which is an integral multiple of $1,000 (if the Specified Currency is U.S. Dollars). As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

Fixed Rate Notes
----------------

     This Note will bear interest at the rate per annum stated on the face hereof or in an addendum hereto or delivered herewith until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Maturity," and except that if so specified in an addendum hereto, the rate of interest payable on certain Fixed Rate Notes may be subject to adjustment as specified therein. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

Subsequent Interest Periods
---------------------------

     If so specified on the face hereof or in an addendum hereto, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in an addendum hereto or delivered herewith (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and
(ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the holder of a Note, such new interest rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to an Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Interest Rate to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate whether or not tendered for repayment.

     The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Principal Notes
-----------------------

     If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement, is determined by reference to the amount designated on the face hereof or in an addendum hereto as the face amount of this Note and by reference to the Index as described on the face hereof or in an addendum hereto. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the face amount.

     If a third party is appointed to calculate or announce the Index for a particular Indexed Principal Note and this third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated, in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agents or their respective affiliates may be either the original or successor third party selected by the Company.

     If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of such Indexed Principal Note will be calculated in the manner set forth in the applicable pricing supplement. Any determination by the selected third party will be binding on all parties, except in the case of an obvious error.

Specified Currency
------------------

     If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

Payments in Currencies Other than the Specified Currency
--------------------------------------------------------

     Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is (i) unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, (ii) is no longer used by the government of the country issuing such currency or (iii) is no longer used for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable on any date in such foreign currency shall be converted into U.S. dollars on the basis of the noon buying rate in New York City for cable transfers, in the Specified Currency, as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") as of the second Business Day preceding that day, or if such Market Exchange Rate is unavailable, the most recently available Market Exchange Rate for such currency, or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

     In the event of an official redenomination of the Specified Currency of this Note (other than as a result of the European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated).

Dual Currency Notes
-------------------

     If this Note is specified on the face hereof or in an addendum hereto as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an "Option Election Date"), with respect to all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an Option Election Date, which will be any one of the dates specified on the face hereof or in an addendum hereto.

     If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in an addendum hereto. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, on which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes
---------------

     If this Note is specified on the face hereof or in an addendum hereto as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Stated Maturity") unless the term of all or any portion of this
Note is renewed in accordance with the following procedures.

     On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Stated Maturity of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

     The Holder may elect to renew the term of this Note or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in The City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in an addendum hereto and then only in such principal amount, or any integral multiple in excess of such amount, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in an addendum hereto.

     If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, the Trustee, or any duly appointed paying agent, shall issue in exchange for such Note in the name of such Holder, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Maturity
---------------------

     If so specified on the face hereof or in an addendum hereto, the Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five, up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in an addendum hereto. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which such redemption may occur during the extension period.

     Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Extension Notice. Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Interest Rate for the extension period, whether or not tendered for repayment.

     If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase
---------------------------------------------

     This Note will be subject to redemption at the option of the Company on any date on or after the first Optional Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$1,000 (if the Specified Currency is U.S. dollars) or such other increment specified on the face hereof under Authorized Denomination (if the Specified Currency is not U.S. dollars) (provided that any remaining principal amount hereof shall be an Authorized Denomination and at least the minimum Authorized Denomination hereof) at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 calendar days prior to the Redemption Date. The "Redemption Price" shall be the Initial Redemption Percentage specified on the face hereof (as adjusted by the

Annual Redemption Percentage Reduction, if any, specified on the face hereof as set forth below) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed. Whenever less than all of the Notes of like tenor and terms are to be redeemed, the Notes to be redeemed and the Holders thereof shall be selected by the Trustee by such method as the Trustee shall deem fair and reasonable. In the event of redemption of this Note in part only, a new Note of like tenor and otherwise having the same terms as this Note for the unredeemed portion hereof shall be issued by the Company in the name of the Holder hereof, without charge, upon the presentation and surrender hereof.

     This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$l,000 (if the Specified Currency is U.S. dollars) or such other increment specified on the face hereof under Authorized Denomination (if the Specified Currency is not U.S. dollars) (provided that any remaining principal amount hereof shall be an Authorized Denomination and at least the minimum Authorized Denomination hereof) at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (the "Repayment Date"). For this Note to be repaid, the Trustee must receive at its office, currently located at 101 Barclay Street, 21 West, New York, New York, or at any other place in the Borough of Manhattan, The City of New York, as the Company may designate, not more than 60 nor less than 30 calendar days prior to the Repayment Date, (i) in the case of a certificated note, such certificated note and the form thereon entitled "Option to Elect Repayment" duly completed or (ii) in the case of a book-entry note, instructions to such effect from the applicable Beneficial Owner to the Depositary and forwarded by the Depositary. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor and terms for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued by the Company in the name of the Holder hereof without charge, upon the presentation and surrender hereof.

     For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to that portion of the principal amount of such Notes that has been or is to be so redeemed.

Events of Default
-----------------

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment of Indenture
----------------------

     The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Notes. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Four, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance
----------

     The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be.

Transfer of Notes
-----------------

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, or at such other offices or agencies in the Borough of Manhattan, The City of New York, as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Transfers of ownership interests in a Global Note representing Notes in book-entry form are to be accomplished by entries made on the books of participants of the depositary acting on behalf of beneficial owners.

     No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 906 or 1107 of the Indenture not involving any transfer or as provided in the Indenture).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Governing Law
-------------

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

     All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, Occidental Petroleum Corporation has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, President, a Vice President, its Treasurer or an Assistant Treasurer and attested by its Secretary or an Assistant Secretary by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

     (SEAL)                        OCCIDENTAL PETROLEUM CORPORATION


                                   By:
                                       -----------------------------------------
                                       Title:
Attest:


-----------------------------------------
Title:

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT . . . . . . . . . . . Custodian . . . . . .. . . . . .
                                                       (Cust.)   (Minor)
TEN ENT - as tenants by the entireties                      Under Uniform Gifts to Minor Act

JT TEN - as joint tenants with right of survivor     ..............................................................
     ship and not as tenants in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

                              ---------------------

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification Number of Assignee

------------------------------------

           -           -

------------------------------------


--------------------------------------------------------------------------------
                   Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee



--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing _______________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.



     Dated:
            ----------------------------     -----------------------------------
                                                          Signature


NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                            OPTION TO ELECT REPAYMENT


     The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to, but not including, the Repayment Date, to the undersigned, at:


         (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its office in the Borough of Manhattan, The City of New York, currently located 101 Barclay Street, 21 West, or at any other place in the Borough of Manhattan, The City of New York, as the Company may designate, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S.$1,000 or other Authorized Denomination specified on the face hereof (provided that any remaining principal amount shall be at least U.S.$100,000 or the minimum Authorized Denomination)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be U.S.$100,000 or the minimum Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


                                             -----------------------------------

  Principal amount to be repaid:  $          Notice:  The signature(s) on this
                                             must correspond with the name(s) as
  Option to Elect Repayment Date:            written upon the face of this Note
                                             in every particular, without
                                             alteration or enlargement or any
                                             change whatsoever.

                                             -----------------------------------


Dated:
       ----------------------------     ----------------------------------------
                                                        signature

       [Form of Global Floating Rate Registered Security - United States]

REGISTERED                                                            REGISTERED

                        OCCIDENTAL PETROLEUM CORPORATION

NO. FLR-               MEDIUM-TERM [SENIOR] [SUBORDINATED]     PRINCIPAL AMOUNT:
                               NOTE, SERIES [D] [A]            U.S.$
                           (Floating or Indexed Rate)          CUSIP:

     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Issue Price:                                 Original Issue Date:

Initial Interest Rate:                            Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

Exchange Rate Agent:                         Calculation Agent:

Dual Currency Note:                     [ ]  Yes (see addendum)       [ ]  No

     Optional Payment Currency:
     Designated Exchange Rate:

Interest Rate Basis or Bases:

If LIBOR:                                    If CMT Rate:

[ ]  LIBOR Reuters                           Designated CMT Moneyline Telerate
      Page:                                   Page:

[ ]  LIBOR Telerate                          If Moneyline Telerate Page 7052:
      Page:                                   [ ]  Weekly Average
                                              [ ]  Monthly Average

Designated LIBOR Currency:                   Designated CMT Maturity Index:


                                   EXHIBIT B

Interest Reset Period                        Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:

Indexed Principal Note:                 [ ]  Yes (see addendum)       [ ]  No

Spread Multiplier:                                               Spread (+/-):

Spread Reset:       [ ]  The Spread or Spread Multiplier may not be changed
                         prior to Stated Maturity.

                    [ ] The Spread or Spread Multiplier may be changed prior to Stated Maturity (see addendum).

Optional Reset Date (if applicable):

Maximum Interest Rate:                       Minimum Interest Rate:

Regular Floating Rate Note:             [ ]  Yes                      [ ]  No

Inverse Floating Rate Note:             [ ]  Yes (see addendum)       [ ]  No

     Fixed Interest Rate:                         %

Floating Rate / Fixed Rate Note:        [ ]  Yes (see addendum)       [ ]  No

     Fixed Rate Commencement Date:

     Fixed Interest Rate:                         %

Day Count Convention:

     [ ]  30/360 for the period from                       to
                                             -------------    ------------------

     [ ]  Actual/360 for the period from                   to
                                             -------------    ------------------

     [ ]  Actual/Actual for the period from                to
                                             -------------    ------------------

     Applicable Interest Rate Basis:

Amortizing Note:                        [ ]  Yes                      [ ]  No

     Amortization Schedule:

Optional Redemption:                    [ ]  Yes                      [ ]  No

     Optional Redemption Date(s):

     Initial Redemption Percentage:

     Annual Redemption Percentage Reduction:                                 %
                                                                      -------

Optional Repayment:                     [ ]  Yes                      [ ]  No

     Optional Repayment Date(s):

Discount Note:                          [ ]  Yes                      [ ]  No

     Issue Price:                                                %
                                                          -------

     Yield to Maturity:

Optional Extension of Stated Maturity:  [ ]  Yes                      [ ]  No

     Final Maturity:

Renewable Note:                         [ ]  Yes (see addendum)       [ ]  No

Addendum Attached:                      [ ]  Yes                      [ ]  No

Special Election Interval (if applicable):

Amount (if less than entire principal amount)
as to which election may be exercised:
                                             -----------------


         Dated:  ........................................

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee


By:..............................
        Authorized Signatory

     OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & CO., or registered assigns, the face amount hereof, or, in the case of an Indexed Principal Note, the face amount hereof, adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith (the "principal amount" or "principal"), in the Specified Currency specified above on the Stated Maturity specified above (unless and to the extent earlier redeemed or repaid prior to such Stated Maturity) and to pay interest on the principal amount then outstanding from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate determined in accordance with the provisions specified herein or in an Addendum hereto with respect to one or more Interest Rate Bases specified above, which Interest Rate Basis or Bases may be adjusted by adding or subtracting the Spread and/or multiplying the applicable Interest Rate Basis by the Spread Multiplier depending on whether a Spread and/or Spread Multiplier is specified above, until the principal hereof is paid or duly made available for payment. The "Spread," if any, is the number of basis points to be added to or subtracted from the Interest Rate Basis or Bases, as specified above, and the "Spread Multiplier," if any, is the percentage of the Interest Rate Basis or Bases, as specified above, by which such Interest Rate Basis or Bases are to be multiplied. The "Index Maturity," if any, is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Bases are calculated, as designated above. If more than one Interest Rate Basis is specified above, the applicable Interest Rate Basis shall be the lowest of such Interest Rate Bases on the Interest Determination Date. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and at the Stated Maturity or earlier redemption or repayment of this Note (the "Maturity"); provided, however, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date and will be payable to the registered holder (the "Holder") of this Note at the close of business on the Record Date with respect to such second Interest Payment Date.

     Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Stated Maturity, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Record Date"); provided, however, that interest payable on the Maturity will be payable to the Person to whom the principal hereof and premium, if any, hereon shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day, as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for ("Defaulted Interest") on any Interest Payment Date other than the at Maturity will forthwith cease to be payable to the Holder hereof as of the close of business on the related Record Date and, instead, may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Company, written notice whereof shall be given to the Holder of this Note by the Company not less than 10 calendar days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest, if any, on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other place in the Borough of Manhattan, The City of New York, designated by the Company for such purpose, and, if the Specified Currency is U.S. dollars, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, and provided, further that, if the Holder hereof is the Holder of U.S. $1,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes having the same Interest Payment Dates, at the option of the Company, such U.S. dollar interest payments will be made by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date. Any wire instructions received by the Trustee shall remain in effect until revoked by the Holder. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to foreign currency Notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency or, if the Specified Currency is euros, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is open for business.

     For the purposes of this Note, "Principal Financial Center" means:

     (1)  the capital city of the country issuing the Specified Currency, or

     (2)  the capital city of the country to which the LIBOR Currency relates,

     except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney, Toronto, Johannesburg, Zurich, London (solely in the case of the LIBOR Currency) and Melbourne (solely in the case of the Specified Currency), respectively.

     [The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this
Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.]

     If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

     The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described below. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by notifying the participant of the depositary through which its interest is held, or, in the case of certificated notes, the Trustee, at its office in the Borough of Manhattan, The City of New York, or at such other place in the Borough of Manhattan, The City of New York, as the Company may designate, on or before the applicable Record Date, in the case of a payment of interest, and on or before the sixteenth day, whether or not a Business Day, before its Stated Maturity, in the case of principal or premium, of the Holder's election to receive all or a portion of any payment in a Specified Currency. In the case of book-entry notes, the participant must notify the depositary of any election on or before the third Business Day after the Record Date. The depositary or the Trustee, as applicable, will notify the Paying Agent of the election on or before the fifth Business Day after the Record Date. If complete instructions are received by the participant and forwarded to the depositary, and forwarded by the depositary to the Paying Agent, on or before the relevant dates, the beneficial owner of this Note will receive payments in the Specified Currency. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

     Notwithstanding the foregoing, if an Addendum is attached hereto this Note as specified above, this Note shall be subject to the terms set forth in such Addendum.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

-------------------------

     This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term [Senior] [Subordinated] Notes, Series [D] [A] (the "Notes"). The Indenture does not limit the aggregate principal amount of the Notes or the Securities.

     The Company issued this Note pursuant to an Indenture, dated as of [April l, 1998] [January 20, 1999] (herein called the "Indenture" which term, for the purpose of this Note, shall include [the Second Supplemental Indenture dated April 21, 2005] [the Officers' Certificate dated June 30, 1999, delivered pursuant to Sections 201 and 301 of the Indenture, the First Supplemental Indenture dated March 6, 2002, and the Second Supplemental Indenture dated April 21, 2005]), between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by The Bank of New York, as exchange rate agent for the Notes (the "Exchange Rate Agent") pursuant to the Exchange Rate Agency Agreement, dated as of April 21, 2005, between the Company and the Exchange Rate Agent.

     The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 (if the Specified Currency is U.S. Dollars) and any amount in excess thereof which is an integral multiple of $1,000 (if the Specified Currency is U.S. Dollars). As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

Floating Rate and Index Rate Notes
----------------------------------

     The interest rate borne by this Note will be determined as follows:

          (i) Unless this Note is specified on the face hereof as being a "Floating Rate/Fixed Rate Note" or an "Inverse Floating Rate Note", or the face hereof specifies that an Addendum hereto applies, in each case, relating to a different interest rate formula, this Note shall be designated as a "Regular Floating Rate Note" and, except as set forth below or specified on the face hereof or in an Addendum hereto, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof. Commencing on the first Interest Reset Date or Optional Reset Date, if any, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date and Optional Reset

     Date elected by the Company, if any, specified on the face hereof, provided, however, that the interest rate in effect for the period, from the Original Issue Date to the first Interest Reset Date, or Optional Reset Date, if applicable, shall be the Initial Interest Rate.

          (ii) If this Note is specified on the face hereof as being a "Floating Rate/Fixed Rate Note", then, except as set forth below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or
     (b) multiplied by the applicable Spread Multiplier, if any, in each case as specified on the face hereof. Commencing on the first Interest Reset Date or Optional Reset Date, if any, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date and Optional Reset Date elected by the Company, if any; provided, however, that (y) the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect (the "Fixed Interest Rate") for the period commencing on the Fixed Rate Commencement Date specified on the face hereof to the Stated Maturity shall be the Fixed Interest Rate specified on the face hereof or, if no such Fixed Interest Rate is specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

          (iii) If this Note is specified on the face hereof as being an "Inverse Floating Rate Note", then, except as set forth below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the Fixed Interest Rate specified on the face hereof minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any, in each case as specified on the face hereof, provided, however, that, unless otherwise specified on the face hereof or in an Addendum hereto, the interest rate hereon shall not be less than zero. Commencing on the first Interest Reset Date or Optional Reset Date elected by the Company, if any, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date and Optional Reset Date elected by the Company, if any; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date, or Optional Reset Date elected by the Company shall be the Initial Interest Rate.

     Except as set forth above or specified on the face hereof or in an Addendum hereto, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. In addition, if the Treasury Rate is an applicable Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day.

     The interest rate applicable to each Interest Reset Period commencing on the related Interest Reset Date will be the rate determined by the Calculation Agent as of the applicable Interest Determination Date and will be calculated by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR and the Eleventh District Cost of Funds Rate, which will be calculated on such Interest Determination Date. The "Interest Determination Date" with respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last Business Day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); and the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day immediately preceding the applicable Interest Reset Date, unless the Designated LIBOR Currency is British pounds sterling, in which case the "Interest Determination Date" will be the applicable Interest Reset Date. The "Interest Determination Date" with respect to the Treasury Rate shall be the day on which Treasury Bills (as defined below) are normally auctioned in the week in which the applicable Interest Reset Date falls (Treasury Bills are normally sold at an auction held on Monday of each week, unless such Monday is a legal holiday, in which case the auction is normally held on the immediately succeeding Tuesday, although such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the "Interest Determination Date" shall be such preceding Friday; provided, further, that if the Interest Determination Date would otherwise fall on an Interest Reset Date then such Interest Reset Date will be postponed to the next succeeding Business Day. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases specified on the face hereof, the "Interest Determination Date" pertaining to this Note shall be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined as of such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

     Unless otherwise specified on the face hereof or in an Addendum hereto, the rate with respect to each Interest Rate Basis will be determined by the Calculation Agent in accordance with the applicable provisions below.

     CD Rate. If an Interest Rate Basis for this Note is specified on the face hereof as the CD Rate, the CD Rate shall be determined as of the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the heading "CDs (secondary market)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified on the face hereof as published in H.15 Daily Update (as hereinafter defined), or such other recognized electronic source used for the purpose of displaying such rate, under the heading "CDs (secondary market).". If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent specified on the face hereof and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the agents or their respective affiliates (the "Agents," which term, as used herein, includes their respective successors) or their affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States dollar certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

     "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15update, or any successor site or publication.

     CMT Rate. If an Interest Rate Basis for this Note is specified on the face hereof as the CMT Rate, the CMT Rate shall be determined as of the applicable Interest Determination Date (a "CMT Rate Interest Determination Date") as the rate displayed on the Designated CMT Moneyline Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Moneyline Telerate Page is 7051, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Moneyline Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof, for the week or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Rate Interest Determination Date falls. If such rate is no longer displayed on the relevant page or is not so displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Moneyline Telerate Page and published in H.15(519). If such information is not so provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "Reference Dealer") selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least U.S. $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

     "Designated CMT Moneyline Telerate Page" means the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519) or, if no such page is specified on the face hereof, page 7052.

     "Designated CMT Maturity Index" means the original period to maturity of the U. S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated or if no such maturity is specified on the face hereof, 2 years.

     Commercial Paper Rate. If an Interest Rate Basis for this Note is specified on the face hereof as the Commercial Paper Rate, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "Commercial Paper- Nonfinancial" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Commercial Paper-Nonfinancial." If such rate is not yet published in H.15(5I9), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

     "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                                 D x 360     x 100
                              --------------
Money Market Yield =            360-(DxM)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     Eleventh District Cost of Funds Rate. If an Interest Rate Basis for this
Note is specified on the face hereof as the Eleventh District Cost of Funds Rate, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date"), as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "11th District" on the display on Moneyline Telerate (or any successor service) on page 7058 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 7058") as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Moneyline Telerate Page 7058 on such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date. If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

     Federal Funds Rate. If an Interest Rate Basis for this Note is specified on the face hereof as the Federal Funds Rate, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date") as the rate on such date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)", as such rate is displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace such page on such service) ("Moneyline Telerate Page 120"), or, if such rate does not appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading "Federal Funds (Effective)." If such rate does not appear on Moneyline Telerate Page 120 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent, prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

     LIBOR. If an Interest Rate Basis for this Note is specified on the face hereof as LIBOR, LIBOR shall be determined as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions:

          (i)(a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used) for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears, as applicable, LIBOR on such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

          (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause (i) above, the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include affiliates of the Agents) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the Agents) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.

     "Designated LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such currency is specified on the face hereof, United States dollars.

     "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency.

     Prime Rate. If an Interest Rate Basis for this Note is specified on the face hereto as the Prime Rate, the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on such date as such rate is published in H.15(519) under the caption "Bank Prime Loan", or if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Bank Prime Loan." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by at least four banks that appear on the Reuters Screen US PRIME 1 Page (as defined below) as such bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination. If fewer than four such rates so appear on the Reuters Screen US PRIME 1 Page for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     "Reuters Screen US PRIME 1 Page" means the display on the Reuters Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or such other page as may replace the US PRIME 1 page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

     Treasury Rate. If an Interest Rate Basis for this Note is specified on the face hereof as the Treasury Rate, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date"), as the rate from the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified above under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 (or any other page as may replace such page on such service) ("Telerate Page 56") or page 57 (or any other page as may replace such page on such service) ("Telerate Page 57") or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as hereinafter defined) of the rate for such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of such Treasury Bills as announced by the United States Department of the Treasury. In the event that the auction rate of Treasury Bills having the Index Maturity specified above is not so announced by the United States Department of the Treasury, or if no such auction is held, then the Treasury Rate will be the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified above as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in
H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, then the Treasury Rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

     "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                                       DxN
                                  --------------
Bond Equivalent Yield =             360-(DxM)    x 100

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     Index Notes. If an Interest Rate Basis for this Note is specified on the face hereof as Other, or an Index Rate, that Interest Rate Basis shall be determined in accordance with an addendum hereto.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, in each case as specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The "Calculation Date", if applicable, pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity, as the case may be. At the request of the Holder hereof or, if this Note is in book-entry form, the beneficial owner hereof, the Trustee will provide to such Holder or beneficial owner, as the case may be, the interest rate hereon then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date.

     Accrued interest hereon shall be an amount calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable Interest Period. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis or by the actual number of days in the year if the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for this Note, if the interest rate hereon is calculated with reference to two or more Interest Rate Bases, shall be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified on the face hereof applied.

     All percentages resulting from any calculation on this Note (other than percentages used in the calculation of the accrued interest factor and accrued interest) shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards, and all amounts used in or resulting from such calculation on this Note shall be rounded, in the case of United States dollars, to the nearest cent or, in the case of a Specified Currency other than United States dollars, to the nearest unit. For purposes of rounding, .005 shall be rounded upwards.

Subsequent Interest Periods
---------------------------

     If so specified on the face hereof or in an addendum hereto, the Interest Rate, Spread, Spread Multiplier or method of calculation, as the case may be, on this Note may be reset by the Company on the date or dates specified on the face hereof or in an addendum hereto or delivered herewith (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, Spread, Spread Multiplier or method of calculation, as the case may be, and if so, (i) such new Interest Rate, Spread, Spread Multiplier or method of calculation, and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the holder of a Note, such new Interest Rate, Spread, Spread Multiplier or method of calculation, as the case may be, shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to an Optional Reset Date, the Company may, at its option, revoke the Interest Rate, Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Interest Rate, Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Interest Rate, Spread or Spread Multiplier to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Interest Rate, Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Interest Rate, Spread or Spread Multiplier whether or not tendered for repayment.

     The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Principal Notes
-----------------------

     If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement is determined by reference to the amount designated on the face hereof or in an addendum hereto as the face amount of this Note and by reference to the Index as described on the face hereof or in an addendum hereto. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the face amount.

     If a third party is appointed to calculate or announce the Index for a particular Indexed Principal Note and this third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated, in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agents or their respective affiliates may be either the original or successor third party selected by the Company.

     If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of such Indexed Principal Note will be calculated in the manner set forth in the applicable pricing supplement. Any determination by the selected third party will be binding on all parties, except in the case of an obvious error.

Specified Currency
------------------

     If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

Payments in Currencies Other than the Specified Currency
--------------------------------------------------------

     Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is (i) unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, (ii) is no longer used by the government of the country issuing such currency or (iii) is no longer used for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable on any date in such foreign currency shall be converted into U.S. dollars on the basis of the noon buying rate in New York City for cable transfers, in the Specified Currency, as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") as of the second Business Day preceding that day, or if such Market Exchange Rate is unavailable, the most recently available Market Exchange Rate for such currency, or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

     In the event of an official redenomination of the Specified Currency of this Note (other than as a result of the European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated).

Dual Currency Notes
-------------------

     If this Note is specified on the face hereof or in an addendum hereto as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each, an "Option Election Date"), with respect to all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an Option Election Date, which will be any one of the dates specified on the face hereof or in an addendum hereto.

     If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in an addendum hereto or delivered herewith. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, on which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes
---------------

     If this Note is specified on the face hereof or in an addendum hereto as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Stated Maturity"), unless the term of all or any portion of this
Note is renewed in accordance with the following procedures.

     On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Stated Maturity of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

     The Holder may elect to renew the term of this Note or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in The City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in an addendum hereto and then only in such principal amount, or any integral multiple in excess of such amount, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in an addendum hereto.

     If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, the Trustee, or any duly appointed paying agent, shall issue in exchange for such Note in the name of such Holder, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Maturity
---------------------

     If so specified on the face hereof or in an addendum hereto, the Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five, up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in an addendum hereto. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which such redemption may occur during the extension period.

     Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Extension Notice. Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Interest Rate for the extension period, whether or not tendered for repayment.

     If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase
---------------------------------------------

     This Note will be subject to redemption at the option of the Company on any date on or after the first Optional Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$1,000 (if the Specified Currency is U.S. dollars) or such other increment specified on the face hereof under Authorized Denomination (if the Specified Currency is not U.S. dollars) (provided that any remaining principal amount hereof shall be an Authorized Denomination and at least the minimum Authorized Denomination hereof) at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 calendar days prior to the Redemption Date. The "Redemption Price" shall be the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if any, specified on the face hereof as set forth below) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed. Whenever less than all of the Notes of like tenor and terms are to be redeemed, the Notes to be redeemed and the Holders thereof shall be selected by the Trustee by such method as the Trustee shall deem fair and reasonable. In the event of redemption of this Note in part only, a new Note of like tenor and otherwise having the same terms as this Note for the unredeemed portion hereof shall be issued by the Company in the name of the Holder hereof, without charge, upon the presentation and surrender hereof.

     This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$l,000 (if the Specified Currency is U.S. dollars) or such other increment specified on the face hereof under Authorized Denomination (if the Specified Currency is not U.S. dollars) (provided that any remaining principal amount hereof shall be an Authorized Denomination and at least the minimum Authorized Denomination hereof) at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (the "Repayment Date"). For this Note to be repaid, the Trustee must receive at its office, currently located at 101 Barclay Street, 21 West, New York, New York, or at any other place in the Borough of Manhattan, The City of New York, as the Company may designate, not more than 60 nor less than 30 calendar days prior to the Repayment Date, (i) in the case of a certificated note, such certificated note and the form thereon entitled "Option to Elect Repayment" duly completed or (ii) in the case of a book-entry note, instructions to such effect from the applicable Beneficial Owner to the Depositary and forwarded by the Depositary. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor and terms for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued by the Company in the name of the Holder hereof without charge, upon the presentation and surrender hereof.

     If this Note is specified on the face hereof to be a Discount Note, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (1) the Issue Price specified on the face hereof plus any accruals of the Discount, as defined below, and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (2) any unpaid interest accrued thereon to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount."

     For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on this Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence. The Company shall be responsible for determining, directly or through an agent, the amount of any accrued Discount on this Note.

     For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to the portion of that principal amount of such Notes that has been or is to be so redeemed.

Events of Default
-----------------

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment of Indenture
----------------------

     The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Notes. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Four, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance
----------

     The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be.

Transfer of Notes
-----------------

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, or at such other offices or agencies in the Borough of Manhattan, The City of New York, as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Transfers of ownership interests in a Global Note representing Notes in book-entry form are to be accomplished by entries made on the books of participants of the depositary acting on behalf of beneficial owners.

     No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 906 or 1107 of the Indenture not involving any transfer or as provided in the Indenture).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Governing Law
-------------

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

     All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. If "OTHER" is specified under "INTEREST RATE BASIS OR BASES" above, references herein to "this Note," "hereof," "herein," and comparable terms shall include the addendum hereto that specifies the applicable Interest Rate Basis or Bases.

     IN WITNESS WHEREOF, Occidental Petroleum Corporation has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, President, a Vice President, its Treasurer or an Assistant Treasurer and attested by its Secretary or an Assistant Secretary by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

     (SEAL)                        OCCIDENTAL PETROLEUM CORPORATION


                                   By:
                                       -----------------------------------------
                                       Title:
Attest:



-----------------------------------------

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT . . . . . . . . . . . Custodian . . . . . .. . . . . .
                                                       (Cust.)   (Minor)
TEN ENT - as tenants by the entireties                      Under Uniform Gifts to Minor Act

JT TEN - as joint tenants with right of survivor     ..............................................................
     ship and not as tenants in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

                             ----------------------

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification Number of Assignee

------------------------------------

           -           -

------------------------------------


--------------------------------------------------------------------------------
                   Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee


--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing __________________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.



Dated:
      ----------------------------------     -----------------------------------
                                                          Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to, but not including, the Repayment Date, to the undersigned, at:


         (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its office in the Borough of Manhattan, The City of New York, currently located 101 Barclay Street, 21 West, or at any other place in the Borough of Manhattan, The City of New York, as the Company may designate, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S.$1,000 or other Authorized Denomination specified on the face hereof (provided that any remaining principal amount shall be at least U.S.$100,000 or the minimum Authorized Denomination)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be U.S.$100,000 or the minimum Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


                                        ----------------------------------------

Principal amount to be repaid:  $       Notice:  The signature(s) on this must
                                        correspond with the name(s) as written
Option to Elect Repayment Date:         upon the face of this Note in every
                                        particular, without alteration or
                                        enlargement or any change whatsoever.

                                        ----------------------------------------


Dated:
      ----------------------------------     -----------------------------------
                                                          Signature

          [Form of Global Discount Registered Security - United States]

REGISTERED                                                            REGISTERED

                        OCCIDENTAL PETROLEUM CORPORATION

NO. FXR-              MEDIUM-TERM [SENIOR] [SUBORDINATED]      PRINCIPAL AMOUNT:
                              NOTE, SERIES [D] [A]             U.S.$
                                   (Discount)                  CUSIP:

     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Pursuant to Proposed Treasury Regulation Section 1.1275-3, (a) the amount of the original issue discount on this security is as specified below, (b) the original issue date is as specified below, (c) the yield to maturity; computed under the approximate method, is as specified below, and (d) the amount of the original issue discount allocable to the short accrual period occurring between and is $

Issue Price:                                                Original Issue Date:

Interest Rate:                                              Stated Maturity:

Original Issue Discount:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

Exchange Rate Agent:

Dual Currency Note:                     [ ]  Yes (see addendum)       [ ]  No

     Optional Payment Currency:
     Designated Exchange Rate:

Indexed Principal Note:                 [ ]  Yes (see addendum)       [ ]  No

Interest Rate Reset:          [ ]  The Interest Rate may not be changed prior to
                                   Stated Maturity.

                              [ ] The Interest Rate may be changed prior to Stated Maturity (see addendum).


                                   EXHIBIT C

Optional Reset Dates (if applicable):

Amortizing Note:                        [ ]  Yes                      [ ]  No

     Amortization Schedule:

Optional Redemption:                    [ ]  Yes                      [ ]  No

     Optional Redemption Date(s):

     Initial Redemption Percentage  :             ___%

     Annual Redemption Percentage Reduction:      ___%

Optional Repayment:                     [ ]  Yes                      [ ]  No

     Optional Repayment Date(s):

Discount Note::                         [ ]  Yes                      [ ]  No

     Issue Price:                                 ___%

     Yield to Maturity:

Optional Extension of Stated Maturity:  [ ]  Yes                      [ ]  No

     Final Maturity:

Renewable Note:                         [ ]  Yes (see addendum)       [ ]  No

Addendum Attached:                      [ ]  Yes                      [ ]  No

                                -----------------

        Dated: . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:. . . . . . . . . . . . . . . .
        Authorized Signatory

     OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the face amount hereof, or, in the case of an Indexed Principal Note, the face amount hereof, adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith (the "principal" or "principal amount"), in the Specified Currency specified above on the Stated Maturity specified above (unless and to the extent earlier redeemed or repaid prior to such Stated Maturity) and to pay interest on the principal amount then outstanding at the Interest Rate shown above from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____________________ and _______________________, in each year, commencing with the first Interest Payment Date next succeeding the Original Issue Date, at the rate per annum set forth above, until the principal amount hereof is paid or made available for payment; provided, however, that if the Original Issue Date of this Note is between a Regular Record Date (as defined below) and the related Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day), (the "Regular Record Date") as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Stated Maturity or earlier redemption or repayment of this Note (the "Maturity") shall be payable to the Person to whom principal shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date other than at Maturity (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (l) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), written notice of which shall be given to the Holder of this Note by the Company not less than 10 calendar days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. In the case of a default in payment of principal upon acceleration or at the Maturity Date, the Accreted Value (as defined below) of this Note at the date of such default in payment shall bear interest at the Yield to Maturity specified above plus 1% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Such interest will be computed on the basis of a 360-day year of twelve 30-day months, compounded semi-annually. Payment of the principal of and interest, if any, on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other place in the Borough of Manhattan, The City of New York, designated by the Company for such purpose, and, if the Specified Currency is U.S. dollars, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, and provided, further that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes having the same Interest Payment Dates, at the option of the Company, such U.S. dollar interest payments will be made by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date. Any wire instructions received by the Trustee shall remain in effect until revoked by the Holder. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     The "Accreted Value" of this Note at any date (the "Calculation Date") shall be equal to (i) the Original Issue Price of this Note specified above plus
(ii) the accrued amortization of Original issue Discount specified above attributable ratably on a daily basis to the period from and including the Original Issue Date specified above to but excluding such Calculation Date. The calculation of accrual of Original Issue Discount will be computed on the basis of a 360-day year of twelve 30-day months, compounded semi-annually.

     For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to foreign currency Notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency or, if the Specified Currency is euros, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is open for business.

     For the purposes of this Note, "Principal Financial Center" means:

     (1)  the capital city of the country issuing the Specified Currency, or

     (2)  the capital city of the country to which the LIBOR Currency relates,

     except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney, Toronto, Johannesburg, Zurich, London (solely in the case of the LIBOR Currency) and Melbourne (solely in the case of the Specified Currency), respectively.

     [The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this
Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.]

     If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

     The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described below. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by notifying the participant of the depositary through which its interest is held, or, in the case of certificated notes, the Trustee, at its office in the Borough of Manhattan, The City of New York, or at such other place in the Borough of Manhattan, The City of New York, as the Company may designate, on or before the applicable Regular Record Date, in the case of a payment of interest, and on or before the sixteenth day, whether or not a Business Day, before its Stated Maturity, in the case of principal or premium, of the Holder's election to receive all or a portion of any payment in a Specified Currency. In the case of book-entry notes, the participant must notify the depositary of any election on or before the third Business Day after the Regular Record Date. The depositary or the Trustee, as applicable, will notify the Paying Agent of the election on or before the fifth Business Day after the Regular Record Date. If complete instructions are received by the participant and forwarded to the depositary, and forwarded by the depositary to the Paying Agent, on or before the relevant dates, the beneficial owner of this Note will receive payments in the Specified Currency. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Notwithstanding the foregoing, if an Addendum is attached hereto as specified above, this Note shall be subject to the terms set forth in such Addendum.

     Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

------------------------

     This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term [Senior] [Subordinated] Notes, Series [D] [A] (the "Notes"). The Indenture does not limit the aggregate principal amount of the Notes or the Securities.

     The Company issued this Note pursuant to an Indenture, dated as of [April l, 1998] [January 20, 1999] (herein called the "Indenture" which term, for the purpose of this Note, shall include [the Second Supplemental Indenture dated April 21, 2005] [the Officers' Certificate dated June 30, 1999, delivered pursuant to Sections 201 and 301 of the Indenture, the First Supplemental Indenture dated March 6, 2002, and the Second Supplemental Indenture dated April 21, 2005]), between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by The Bank of New York, as exchange rate agent for the Notes (the "Exchange Rate Agent") pursuant to the Exchange Rate Agency Agreement, dated as of April 21, 2005, between the Company and the Exchange Rate Agent.

     The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 (if the Specified Currency is U.S. Dollars) and any amount in excess thereof which is an integral multiple of $1,000 (if the Specified Currency is U.S. Dollars). As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

Fixed Rate Notes
----------------

     This Note will bear interest at the rate per annum stated on the face hereof or in an addendum attached hereto until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Maturity," and except that if so specified in an addendum hereto, the rate of interest payable on certain Fixed Rate Notes may be subject to adjustment as specified therein.

Subsequent Interest Periods
---------------------------

     If so specified on the face hereof or in an addendum hereto, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in an addendum hereto or delivered herewith (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and
(ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the holder of a Note, such new interest rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to an Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Interest Rate to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate whether or not tendered for repayment.

     The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Principal Notes
-----------------------

     If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement is determined by reference to the amount designated on the face hereof or in an addendum hereto as the face amount of this Note and by reference to the Index as described on the face hereof or in an addendum hereto. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the face amount.

     If a third party is appointed to calculate or announce the Index for a particular Indexed Principal Note and this third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated, in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agents or their respective affiliates may be either the original or successor third party selected by the Company.

     If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of such Indexed Principal Note will be calculated in the manner set forth in the applicable pricing supplement. Any determination by the selected third party will be binding on all parties, except in the case of an obvious error.

Specified Currency
------------------

     If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

Payments in Currencies Other than the Specified Currency
--------------------------------------------------------

     Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is (i) unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, (ii) is no longer used by the government of the country issuing such currency or (iii) is no longer used for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable on any date in such foreign currency shall be converted into U.S. dollars on the basis of the noon buying rate in New York City for cable transfers, in the Specified Currency, as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") as of the second Business Day preceding that day, or if such Market Exchange Rate is unavailable, the most recently available Market Exchange Rate for such currency, or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

     In the event of an official redenomination of the Specified Currency of this Note (other than as a result of the European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated).

Dual Currency Notes
-------------------

     If this Note is specified on the face hereof or in an addendum hereto as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each, an "Option Election Date"), with respect to all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an Option Election Date, which will be any one of the dates specified on the face hereof or in an addendum hereto.

     If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in an addendum hereto. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, on which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes
---------------

     If this Note is specified on the face hereof or in an addendum hereto as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Stated Maturity") unless the term of all or any portion of this
Note is renewed in accordance with the following procedures.

     On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Stated Maturity of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

     The Holder may elect to renew the term of this Note or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in The City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in an addendum hereto and then only in such principal amount, or any integral multiple in excess of such amount, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in an addendum hereto.

     If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, the Trustee, or any duly appointed paying agent, shall issue in exchange for such Note in the name of such Holder, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Maturity
---------------------

     If so specified on the face hereof or in an addendum hereto, the Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five, up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in an addendum hereto. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which such redemption may occur during the extension period.

     Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Extension Notice. Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Interest Rate for the extension period, whether or not tendered for repayment.

     If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase
---------------------------------------------

     This Note will be subject to redemption at the option of the Company on any date on or after the first Optional Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$1,000 (if the Specified Currency is U.S. dollars) or such other increment specified on the face hereof under Authorized Denomination (if the Specified Currency is not U.S. dollars) (provided that any remaining principal amount hereof shall be an Authorized Denomination and at least the minimum Authorized Denomination hereof) at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 calendar days prior to the Redemption Date. The "Redemption Price" shall be the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if any, specified on the face hereof as set forth below) multiplied by the Accreted Value of this Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the Accreted Value of this Note to be redeemed. Whenever less than all of the Notes of like tenor and terms are to be redeemed, the Notes to be redeemed and the Holders thereof shall be selected by the Trustee by such method as the Trustee shall deem fair and reasonable. In the event of redemption of this Note in part only, a new Note of like tenor and otherwise having the same terms as this Note for the unredeemed portion hereof shall be issued by the Company in the name of the Holder hereof, without charge, upon the presentation and surrender hereof.

     This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$l,000 (if the Specified Currency is U.S. dollars) or such other increment specified on the face hereof under Authorized Denomination (if the Specified Currency is not U.S. dollars) (provided that any remaining principal amount hereof shall be an Authorized Denomination and at least the minimum Authorized Denomination hereof) at a repayment price equal to 100% of the Accreted Value of this Note, together with unpaid interest accrued thereon to the date fixed for repayment (the "Repayment Date"). For this Note to be repaid, the Trustee must receive at its office, currently located at 101 Barclay Street, 21 West, New York, New York, or at any other place in the Borough of Manhattan, The City of New York, as the Company may designate, not more than 60 nor less than 30 calendar days prior to the Repayment Date, (i) in the case of a certificated note, such certificated note and the form thereon entitled "Option to Elect Repayment" duly completed or
(ii) in the case of a book-entry note, instructions to such effect from the applicable Beneficial Owner to the Depositary and forwarded by the Depositary. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor and terms for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued by the Company in the name of the Holder hereof without charge, upon the presentation and surrender hereof.

     For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to that portion of the principal amount of such Notes that has been or is to be so redeemed.

Events of Default
-----------------

     If an Event of Default with respect to the Notes shall occur and be continuing, a portion of the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture. Such portion shall be equal to the Accreted Value of this Note at the time of payment with respect to such declaration. Upon payment (i) of such Accreted Value and
(ii) of interest on any overdue Accreted Value (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest on this Note shall terminate.

Amendment of Indenture
----------------------

     The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Notes. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Four, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance
----------

     The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be.

Transfer of Notes
-----------------

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, or at such other offices or agencies in the Borough of Manhattan, The City of New York, as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Transfers of ownership interests in a Global Note representing Notes in book-entry form are to be accomplished by entries made on the books of participants of the depositary acting on behalf of beneficial owners.

     No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 906 or 1107 of the Indenture not involving any transfer or as provided in the Indenture).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Governing Law
-------------

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

     All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, Occidental Petroleum Corporation has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, President, a Vice President, its Treasurer or an Assistant Treasurer and attested by its Secretary or an Assistant Secretary by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

     (SEAL)                        OCCIDENTAL PETROLEUM CORPORATION


                                   By:
                                       -----------------------------------------
                                       Title:
Attest:



-----------------------------------------

                                  ABBREVIATIONS


     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT . . . . . . . . . . . Custodian . . . . . .. . . . . .
                                                       (Cust.)   (Minor)
TEN ENT - as tenants by the entireties                      Under Uniform Gifts to Minor Act

JT TEN - as joint tenants with right of survivor     ..............................................................
     ship and not as tenants in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

                             ----------------------

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification Number of Assignee

------------------------------------

           -           -

------------------------------------


--------------------------------------------------------------------------------

                   Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee

--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing __________________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.



Dated:
      ----------------------------------     -----------------------------------
                                                          Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                            OPTION TO ELECT REPAYMENT


     The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to, but not including the Repayment Date, to the undersigned, at:


         (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its office in the Borough of Manhattan, The City of New York, currently located 101 Barclay Street, 21 West, or at any other place in the Borough of Manhattan, The City of New York, as the Company may designate, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S.$1,000 or other Authorized Denomination specified on the face hereof (provided that any remaining principal amount shall be at least U.S.$100,000 or the minimum Authorized Denomination)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be U.S.$100,000 or the minimum Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


                                             -----------------------------------

  Principal amount to be repaid:  $          Notice: The signature(s) on this
                                             must correspond with the name(s) as
  Option to Elect Repayment Date:            written upon the face of this Note
                                             in every particular, without
                                             alteration or enlargement or any
                                             change whatsoever.

                                             -----------------------------------


Dated:
      ----------------------------------     -----------------------------------
                                                          Signature

        [Form of Global Zero Coupon Registered Security - United States]

REGISTERED                                                            REGISTERED


                        OCCIDENTAL PETROLEUM CORPORATION

NO. FXR-           MEDIUM-TERM NOTE, [SENIOR] [SUBORDINATED]   PRINCIPAL AMOUNT:
                              NOTE, SERIES [D] [A]             U.S.$
                                  (Zero Coupon)                CUSIP:


     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Pursuant to Proposed Treasury Regulation Section 1.1275-3, (a) the amount of the original issue discount on this security is as specified below, (b) the original issue date is as specified below, (c) the yield to maturity, computed under the approximate method, is as specified below, and (d) the amount of the original issue discount allocable to the short accrual period occurring between and is $

Issue Price:                                                Original Issue Date:

Original Issue Discount:                                    Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

Exchange Rate Agent:

Dual Currency Note:                [ ]  Yes (see addendum)            [ ]  No

     Optional Payment Currency:
     Designated Exchange Rate:

Indexed Principal Note:            [ ]  Yes (see addendum)            [ ]  No

Discount Note:                     [ ]                                [ ]  No

         Issue Price:                                   %
                                                  ------
         Yield to Maturity:


                          ----------------------------


                                   EXHIBIT D

     Dated:. . . . . . . . . . . . . . . . . . . .

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK, as Trustee


By: . . . . . . . . . . . . . . .
        Authorized Signatory

     OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO. , or registered assigns, the principal amount specified above on the Stated Maturity specified above ("Maturity"). If Maturity with respect to this Note falls on a day that is not a Business Day, the payment due at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after Maturity. The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration or at the Stated Maturity, and in such case, the Accreted Value (as defined below) of this Note at the date of such default in payment shall bear interest at the Yield to Maturity specified above plus 1% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Such interest will be computed on the basis of a 360-day year of twelve 30-day months, compounded semi-annually. Payment of the principal of and any such interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other place in the Borough of Manhattan, The City of New York, designated by the Company for such purpose, and if the Specified Currency is U.S. dollars, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of any interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, and provided, further that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the Holder. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     The "Accreted Value" of this Note at any date (the "Calculation Date") shall be equal to (i) the Original Issue Price of this Note specified above plus
(ii) the accrued amortization of Original issue Discount specified above attributable ratably on a daily basis to the period from and including the Original Issue Date specified above to but excluding such Calculation Date. The calculation of accrual of Original issue Discount will be computed on the basis of a 360-day year of twelve 30-day months, compounded semi-annually.

     For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to foreign currency Notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency or, if the Specified Currency is euros, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is open for business.

     For the purposes of this Note, "Principal Financial Center" means:

     (1)  the capital city of the country issuing the Specified Currency, or

     (2)  the capital city of the country to which the LIBOR Currency relates,

     except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney, Toronto, Johannesburg, Zurich, London (solely in the case of the LIBOR Currency) and Melbourne (solely in the case of the Specified Currency), respectively.

     [The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this
Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.]

     The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described below. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by notifying the participant of the depositary through which its interest is held, or, in the case of certificated notes, the Trustee, at its office in the Borough of Manhattan, The City of New York, or at such other place in the Borough of Manhattan, The City of New York, as the Company may designate on or before the sixteenth day, whether or not a Business Day, before Maturity of the Holder's election to receive all or a portion of any payment in a Specified Currency. The participant should as soon as practicable notify the depository of the election. The depositary or the Trustee, as applicable, will notify the Paying Agent of the election on or before the fifth Business Day after the Regular Record Date. If complete instructions are received by the participant and forwarded to the depositary, and forwarded by the depositary or the Trustee, as applicable, to the Paying Agent, on or before the relevant dates, the beneficial owner of this Note will receive payments in the Specified Currency. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Notwithstanding the foregoing, if an Addendum is attached hereto as specified above, this Note shall be subject to the terms set forth in such Addendum.

     Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed coauthenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

------------------------

     This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term [Senior] [Subordinated] Notes, Series [D] [A] (the "Notes"). The Indenture does not limit the aggregate principal amount of the Notes or the Securities.

     The Company issued this Note pursuant to an Indenture, dated as of [April l, 1998] [January 20, 1999] (herein called the "Indenture" which term, for the purpose of this Note, shall include [the Second Supplemental Indenture dated April 21, 2005] [the Officers' Certificate dated June 30, 1999, delivered pursuant to Sections 201 and 301 of the Indenture, the First Supplemental Indenture dated March 6, 2002, and the Second Supplemental Indenture dated April 21, 2005]), between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by The Bank of New York, as exchange rate agent for the Notes (the "Exchange Rate Agent") pursuant to the Exchange Rate Agency Agreement, dated as of April 21, 2005, between the Company and the Exchange Rate Agent.

     The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 (if the Specified Currency is U.S. Dollars) and any amount in excess thereof which is an integral multiple of $1,000 (if the

Specified Currency is U.S. Dollars). As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

     The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

Specified Currency
------------------

     If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

Payments in Currencies Other than the Specified Currency
--------------------------------------------------------

     Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is (i) unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, (ii) is no longer used by the government of the country issuing such currency or (iii) is no longer used for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable on any date in such foreign currency shall be converted into U.S. dollars on the basis of the noon buying rate in New York City for cable transfers, in the Specified Currency, as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") as of the second Business Day preceding that day, or if such Market Exchange Rate is unavailable, the most recently available Market Exchange Rate for such currency, or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

     In the event of an official redenomination of the Specified Currency of this Note (other than as a result of the European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated).

Optional Redemption, Repayment and Repurchase
---------------------------------------------

     This Note may not be redeemed prior to the Stated Maturity set forth above.

Events of Default
-----------------

     If an Event of Default with respect to Notes shall occur and be continuing, a portion of the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture. Such portion shall be equal to the Accreted Value of this Note at the time of payment with respect to such declaration. Upon payment (i) of such Accreted Value and (ii) of interest on any overdue Accreted Value (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

Amendment of Indenture
----------------------

     The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Notes. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Four, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Defeasance
----------

     The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be.

Transfer of Notes
-----------------

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, or at such other offices or agencies in the Borough of Manhattan, The City of New York, as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Transfers of ownership interests in a Global Note representing Notes in book-entry form are to be accomplished by entries made on the books of participants of the depositary acting on behalf of beneficial owners.

     No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 906 or 1107 of the Indenture not involving any transfer or as provided in the Indenture).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Governing Law
-------------

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

     All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, Occidental Petroleum Corporation has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, President, a Vice President, its Treasurer or an Assistant Treasurer and attested by its Secretary or an Assistant Secretary by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

     (SEAL)                        OCCIDENTAL PETROLEUM CORPORATION


                                   By:
                                        ----------------------------------------
                                        Title:
Attest:


----------------------------------------

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT . . . . . . . . . . . Custodian . . . . . .. . . . . .
                                                       (Cust.)   (Minor)
TEN ENT - as tenants by the entireties                      Under Uniform Gifts to Minor Act

JT TEN - as joint tenants with right of survivor     ..............................................................
     ship and not as tenants in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

                             ----------------------

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification Number of Assignee

------------------------------------

           -           -

------------------------------------


--------------------------------------------------------------------------------
                   Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee


--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing __________________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.



Dated:
      ----------------------------------     -----------------------------------
                                                          Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.